Exhibit 10.125

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of February 13, 2020, among ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Banks party hereto (the “Consenting Banks”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors party thereto, the lenders party thereto from time to time (the “Banks”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of June 14, 2017 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Banks have agreed, to certain amendments to the Existing Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.     Amendments to Existing Credit Agreement.  Effective as of the Fifth Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, Article 1 of the Existing Credit Agreement is hereby amended by amending and restating the lead-in of the definition of “Interest Period” in its entirety as follows:

““Interest Period” means with respect to each Euro‑Dollar Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Period Election and ending one week thereafter or one, two, three or six months thereafter, as the Borrower may elect in the applicable notice (or such other period as requested by the Borrower and agreed to by the applicable Banks); provided that:”

SECTION 2.     Fifth Amendment Effective Date Conditions.  This Amendment shall become effective on the date (such date, the “Fifth Amendment Effective Date”) when the Administrative Agent has received this Amendment, duly executed by an authorized officer of each signing Credit Party, the Consenting Banks constituting Required Banks and the Administrative Agent.

SECTION 3.     Acknowledgement and Confirmation.  Each of the Credit Parties party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to this Amendment and the transactions contemplated hereunder, all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall, except as set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis.

SECTION 4.     Limited Effect.  Except as provided herein, the Existing Credit Agreement and the other Credit Documents shall remain unmodified and in full force and effect.  This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Credit Document other than as set forth herein, (b) to prejudice any right or rights that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Credit Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, other than as set forth herein, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the other Credit Documents or any rights or remedies arising in favor of the Banks or the Administrative Agent, or any of them, under or with respect to any such documents.

SECTION 5.     Costs and Expenses.  The Borrower hereby reconfirms its obligations pursuant to Section 10.3(a) of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 6.     Representations and Warranties. To induce the Administrative Agent and the Consenting Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Consenting Banks that:  (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) on and as of the date hereof immediately after giving effect to this Amendment with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) only as of such specified date); (b) immediately after giving effect to this Amendment, no Default or Event of Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by the Borrower and each other Credit Party, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower and each other Credit Party, enforceable against the Borrower and each other Credit Party in accordance with its terms; and (d) no consent, approval, authorization, order, registration or qualification with any Governmental Authority is required for, the absence of which would materially adversely affect, the legal and valid execution and delivery or performance by the Borrower or any other Credit Party of this Amendment or the performance by the Borrower or any other Credit Party of the Credit Agreement, as amended by this Amendment.  Each Guarantor hereby ratifies and reaffirms:  (i) the validity, legality and enforceability of its obligations under Article 9 of the Credit Agreement; (ii) that its reaffirmation of such obligations is a material inducement to the Administrative Agent and the Consenting Banks to enter into this Amendment; and (iii) that its obligations under Article 9 of the Credit Agreement shall remain in full force and effect in accordance with its terms until all the Guaranteed Obligations have been paid in full.

SECTION 7.     Reference to and Effect on the Credit Agreement and the Credit Documents.

(a)     On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)     Except as specifically provided above, the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  Except as provided herein, the execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Credit Document, nor constitute a waiver or modification of any provision of the Credit Agreement or any other Credit Document. This Amendment is a Credit Document and is subject to the terms and conditions of the Credit Agreement.

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SECTION 8.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.     Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart to this Amendment by facsimile transmission or by electronic mail in pdf format shall be as effective as delivery of a manually executed counterpart hereto.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ALLIANCE DATA SYSTEMS CORPORATION, as Borrower

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Senior Vice President and Treasurer

ADS ALLIANCE DATA SYSTEMS, INC., as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Senior Vice President and Treasurer

ALLIANCE DATA FOREIGN HOLDINGS, INC., as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Treasurer

ADS foreign holdings, INC., as Guarantor

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Treasurer

comenity llc, as Guarantor

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

comenity SERVICING llc, as Guarantor

By: /s/ Jeffrey L. Fair
Name: Jeffrey L. Fair
Title: Vice President, Tax

ALLIANCE DATA INTERNATIONAL LLC, as Guarantor

By: ALLIANCE DATA FOREIGN HOLDINGS, INC., its sole member

By: /s/ J. Jeffrey Chesnut
Name: J. Jeffrey Chesnut
Title: Treasurer

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

wells fargo bank, national association, as Administrative Agent and a Bank

By: /s/ Sid Khanolkar
Name: Sid Khanolkar
Title: Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as a Bank

By: /s/ Molly Daniello
Name: Molly Daniello
Title: Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

MUFG Bank, LTD., as a Bank

By: /s/ Matthew Antioco
Name: Matthew Antioco
Title: Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Bank

By: /s/ Christine Lathrop
Name: Christine Lathrop
Title: Executive Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

MIZUHO BANK, LTD., as a Bank

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

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TRUIST bank, as successor by merger to suntrust bank, as a Bank

By: /s/ Justin Lien
Name: Justin Lien
Title: Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ Matthew Lewis
Name: Matthew Lewis
Title: Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as a Bank

By: /s/ Sunny Yang
Name: Sunny Yang
Title: Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

BNP PARIBAS, as a Bank

By: /s/ Michael Giudice
Name: Michael Giudice
Title: Director, FIG

By: /s/ Marguerite L. Lebon
Name: Marguerite L. Lebon
Title: Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

ROYAL BANK OF CANADA, as a Bank

By: /s/ Allan Kortan
Name: Allan Kortan
Title: Authorized Signatory

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ Douglas M. Kennedy
Name: Douglas M. Kennedy
Title: SVP

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Bank

By: /s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Authorized Signatory

By: /s/ Andrew R. Campbell
Name: Andrew R. Campbell
Title: Authorized Signatory

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as a Bank

By: /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By: /s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Bank

By: /s/ James Cribbet
Name: James Cribbet
Title: SVP

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

regions bank, as a Bank

By: /s/ Stephanie Herndon
Name: Stephanie Herndon
Title: Assistant Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

u.s. bank national ASSOCIATION, as a Bank

By: /s/ Callen M. Strunk
Name: Callen M. Strunk
Title: Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

Raymond James Bank, N.A., as a Bank

By: /s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini
Title: Senior Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Bank

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

Synovus Bank, as a Bank

By: /s/ Robert Haley
Name: Robert Haley
Title: Corporate Banker

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

the northern trust company, as a Bank

By: /s/ Will Hicks
Name: Will Hicks
Title: Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

MORGAN STANLEY SENIOR FUNDING, INC., as a Bank

By: /s/ Patrick Wong
Name: Patrick Wong
Title: Authorized Signatory

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

ASSOCIATED BANK, N.A., as a Bank

By: /s/ Dean Rosencrans
Name: Dean Rosencrans
Title: SVP

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

THE HUNTINGTON NATIONAL BANK, as a Bank

By: /s/ Dan Swanson
Name: Dan Swanson
Title: Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

CITIBANK, N.A., as a Bank

By: /s/ Marina Donskaya
Name: Marina Donskaya
Title: Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

CADENCE BANK, N.A., as a Bank

By: /s/ Hannah Dempsey
Name: Hannah Dempsey
Title: VP

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

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Land Bank of Taiwan Los Angeles BRANCH, as a Bank

By: /s/ Chien-Ching Li
Name: Chien-Ching Li
Title: VP & General Manager

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

Taiwan Cooperative Bank Ltd., Acting Through Its New York Branch, as a Bank

By: /s/ Li Hua Huang
Name: Li Hua Huang
Title: SVP & General Manager

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

Banco de Sabadell, S.A. – Miami Branch, as a Bank

By: /s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

TAIWAN BUSINESS BANK LTD — NEW YORK BRANCH, as a Bank

By: /s/ Sandy Chen
Name: Sandy Chen
Title: General Manager

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

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FIRST HAWAIIAN BANK, as a Bank

By: /s/ Christopher M. Yasuma
Name: Christopher M. Yasuma
Title: Vice President

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

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VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, as a Lender

By: SEIX INVESTMENT ADVISORS LLC, as Subadvisor

By: /s/ Deirdre A. Dillon
Name: Deirdre A. Dillon, Esq.
Title: Chief Compliance Officer

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

FIRST NATIONAL BANK OF OMAHA, as a Bank

By: /s/ Dale Ervin
Name: Dale Ervin
Title: Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page

MIDFIRST BANK, as a Bank

By: /s/ Sherlyn Nelson
Name: Sherlyn Nelson
Title: Director

Alliance Data Systems Corporation

Fifth Amendment to Amended and Restated Credit Agreement

Signature Page